ANALEX CORPORATION
                    2002 STOCK INCENTIVE PLAN

   1. Purpose. The purpose of this Analex Corporation 2002 Stock Incentive Plan (the "Plan") is to further the interests of Analex Corporation, a Delaware corporation and successor by merger to Hadron, Inc. (the "Company"), and its shareholders by providing incentives in the form of grants of stock options and stock appreciation rights to key employees and other persons who contribute materially to the success and profitability of the Company. The Plan is a continuation, in the form of an amendment and restatement, of an existing plan previously known as the Analex Corporation 2002 Stock Option Plan.

   2. Definitions. The following definitions shall apply to the
Plan:

      (a) "Board" means the board of directors of the Company.

      (b) "Change of Control" means:

          i. a determination or agreement by the Company to sell substantially all of its assets, merge, dissolve, liquidate or reorganize;

          ii. a determination or agreement by the holders of a majority of the Common Stock of the Company to sell a majority of the outstanding Common Stock of the Company to a third party; or

          iii. the occurrence of any other change in control event, as defined by the Board.

      (c) "Code" means the Internal Revenue Code of 1986, as amended, and includes applicable Treasury regulations.

      (d) "Committee" means the Compensation Committee of the Board. The Committee shall (i) consist of not less than three
   (3) members of the Board who are not employees of the Company, (ii) be constituted to satisfy the applicable requirements of Rule 16b-3 for qualification of the transactions contemplated under the Plan for exemption under Rule 16b-3, and (iii) be constituted to satisfy the applicable requirements of Code Section 162(m) for qualification of the transactions contemplated under the Plan for exemption under Code Section 162(m). The Board may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board.

      (e) "Common Stock" means the Common Stock, par value
   $0.02, of the Company, or such other class of shares or securities to which the Plan may apply pursuant to Section 9 of the Plan.

      (f) "Company" means Analex Corporation, a Delaware corporation and successor by merger to Hadron, Inc.

      (g) "Date of Grant" means the date on which an Option or SAR is granted.

      (h) "Disability" means total and permanent inability, by reason of illness or accident, to perform the duties of the Recipient's occupation or position with the Company, as determined by the Board based upon medical evidence acceptable to the Board.

      (i) "Eligible Person" means any person who performs or has in the past performed services for the Company, whether as a director, officer, Employee, consultant or other independent contractor, and any person who performs services relating to the Company as an employee or independent contractor of a corporation or other entity that provides services for the Company.

      (j) "Employee" means any person employed on an hourly or salaried basis by the Company. In the case of a Recipient who is an Employee of the Company, such person must be employed by the Company at the time the Option or SAR is granted.

      (k) "Fair Market Value" as of a particular date shall mean the fair market value of the Common Stock. If the Common Stock is admitted to trading on a national securities exchange, fair market value of the Common Stock on any date shall be the closing price reported for the Common Stock on the last day preceding such date on which a sale was reported. If the Common Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation ("Nasdaq") System or other comparable quotation system and has been designated as a National Market System ("NMS") security, fair market value of the Common Stock on any date shall be the closing sale price reported for the Common Stock on such system on the last date preceding such date on which a sale was reported. If the Common Stock is admitted to quotation on the Nasdaq System but has not been designated as an NMS security, the fair market value of the Common Stock on any date shall be the average of the highest bid and lowest asked prices of such Common Stock on such system on the last date preceding such date on which both bid and ask prices were reported. If the Board determines that the value of the Common Stock determined on the basis of selling or bid and asked prices as provided above in this
   Section 2(k) does not reflect the fair market value of the Common Stock, then the fair market value of the Common Stock shall be determined by the Board in its sole discretion and in good faith as required by Section 422 of the Code. If the Common Stock is not admitted to trading on a national securities exchange or to quotation on the Nasdaq System or other comparable quotation system, then the fair market value of the Common Stock shall be determined by the Board in its sole discretion and in good faith as required by Section 422 of the Code.

      (l) "Incentive Stock Option" means a stock option, granted pursuant to this Plan or any other Company plan, that satisfies the requirements of Section 422 of the Code and that entitles the Recipient to purchase stock of the Company. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a subsidiary corporation within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

      (m) "Non-Qualified Stock Option" means a stock option, granted pursuant to the Plan, that is not an Incentive Stock
   Option and that entitles the Recipient to purchase stock of the Company.

      (n) "Option" means an Incentive Stock Option or a Non-
   Qualified Stock Option.

      (o) "Option Agreement" means a written agreement, between the Company and a Recipient, that sets out the terms and restrictions of an Option.

      (p) "Option Shareholder" means a Recipient who has acquired Shares upon exercise of an Option.

      (q) "Option Shares" means Shares that a Recipient receives upon exercise of an Option.

      (r) "Plan" means this Analex Corporation 2002 Stock
   Incentive Plan (formerly known as "Analex Corporation 2002
   Stock Option Plan" and "Hadron, Inc. 2002 Stock Option Plan") as amended and restated, through February 22, 2006, and as further amended from time to time.

      (s) "Recipient" means an individual who receives an Option or a Stock Appreciation Right.

      (t) "Rule 16b-3" means Rule 16b-3 promulgated under the
   Securities Exchange Act of 1934, as amended, or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

      (u) "SAR Agreement" means a written agreement, between the Company and a Recipient, that sets out the terms and conditions of a SAR.

      (v) "Share" means a share of the Common Stock, as adjusted in accordance with Section 9 of the Plan.

      (w) "Stock Appreciation Right" or "SAR" means an award made pursuant to Section 7 of the Plan.

   3. Administration. The Committee shall administer the Plan. The Committee has the exclusive power to select the Recipients of Options and SARs pursuant to the Plan, to establish the terms of the Options and SARs granted to each Recipient, to modify or amend any Option or SAR, and to make all other determinations necessary or advisable. The Committee has the sole discretion to determine whether the performance of an Eligible Person warrants the grant of an Option or SAR, and to determine the size and type of the Option or SAR. The Committee has full and exclusive power to construe and interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to the Plan, and to take all actions necessary or advisable for the Plan's administration. The Committee, in the exercise of its powers, may correct any defect or supply any omission, or reconcile any inconsistency in the Plan, or in any Agreement, in the manner and to the extent it deems necessary or expedient to make the Plan fully effective. In exercising this power, the Committee may retain counsel at the expense of the Company. The Committee also has the power to determine the duration and purposes of leaves of absence which may be granted to a Recipient without constituting a termination of the Recipient's employment for purposes of the Plan. Any of the Committee's determinations shall be final and binding on all persons. A member of the Committee shall not be liable for performing any act or making any determination in good faith.

   4. Shares Subject to Plan; Substitution Awards.

      (a) Subject to the provisions of Section 9 of the Plan and the authority granted to the Committee pursuant to Section 3 above, the maximum aggregate number of Shares that may be subject to Options and SARs is three million (3,000,000). The Shares may be authorized but unissued Shares, or may be treasury stock of the Company. If an unexercised Option or SAR expires or becomes unexercisable, the unpurchased Shares subject to such Option or SAR shall be available for other Options or SARs. If any Shares (whether subject to or received pursuant to an Option or SAR granted under the Plan, purchased on the open market, or otherwise obtained, and including Shares that are deemed (by attestation or otherwise) to have been delivered to the Company as payment for all or any portion of the exercise price of an Option) are withheld or applied as payment by the Company in connection with the exercise of an Option or SAR or the withholding of taxes related thereto, such Shares, to the extent of any such withholding or payment, shall again be available or shall increase the number of Shares available, as applicable, for future Options or SARs under the Plan. The Board may from time to time determine the appropriate methodology for calculating the number of Shares issued pursuant to the Plan.

      (b) The Committee may grant Options and SARs under the Plan in substitution for stock and stock based awards held by employees, directors or other key persons of another corporation in connection with a merger or other consolidation of the employing corporation with and into the Company or a subsidiary of the Company or the acquisition by the Company or a subsidiary of the Company of the property or stock of the employing corporation. The Committee may direct that the substitute awards be granted on such terms and conditions as they deem appropriate under the circumstances. Any substitute awards granted under this provision shall not count against the share limitation set forth in Section 4(a) above.

   5. Eligibility; Non-Employee Director Grants.

      (a) Any Eligible Person that the Committee in its sole discretion designates is eligible to receive an Option or SAR. However, only an Employee may receive an Incentive Stock Option. The Committee's grant of an Option or SAR to a Recipient in any year does not entitle the Recipient to an Option or SAR in any other year. Furthermore, the Committee may grant Options and SARs on different terms to different Recipients and/or to the same Recipient if the Recipient is awarded more than one Option or SAR. The Committee may consider such factors as it deems pertinent in selecting Recipients and in determining the types and sizes of their Options and SARs. Recipients may include persons who previously received stock, stock options, stock appreciation rights, or other benefits under the Plan or another plan of the Company, whether or not the previously granted benefits have been fully exercised or vested. Nothing in the Plan or any Option or SAR, or in any agreement entered into pursuant to the Plan shall confer upon any Employee, director or outside consultant the right to continue in the employ or service of the Company or effect any right which the Company may have to terminate the employment or service of such Employee, director, or outside consultant regardless of the effect of such termination of employment or service on the rights of the Employee, director or outside consultant under the Plan or any Option or SAR. Any Option or SAR granted by the Committee to a non-employee director elected or appointed to the Board must be ratified by the Board.

      (b) Each non-employee director elected or appointed to the Board shall automatically receive, on the date of the first regular Board meeting attended by such director, a SAR covering 5,000 shares of Common Stock (the "Initial SAR") at a per share exercise price equal to the Fair Market Value of the Common Stock on the initial grant date. In addition, each non-employee director shall automatically receive on the date of the first regular Board meeting held in each new fiscal year a SAR covering 5,000 shares of the Company's Common
   Stock at a per share exercise price equal to the Fair Market Value for the Common Stock on the applicable additional grant date to the extent that SARs remain available under the Plan. Each SAR granted under this Section 5(b) shall terminate, to the extent not exercised prior thereto, upon the earlier to occur of (i) the tenth anniversary of grant and (ii) 90 days after the cessation of the Recipient's service as a member of the Board (to the extent vested upon the date of such cessation), unless the Committee or the Board sets an earlier or later expiration date in establishing the terms of the SAR at grant or a later expiration date subsequent to the Date of Grant but prior to the end of the 90-day period following the Recipient's cessation as a member of the Board.
   6. Options. The Committee may grant Options to purchase
Common Stock to Recipients in such amounts as the Committee determines in its sole discretion. Except as otherwise limited herein, an Option may be in the form of an Incentive Stock Option or a Non-Qualified Stock Option. The Committee may grant an Option alone or in addition to another Option or a SAR. Each Option shall satisfy the following requirements:
        (a) Written Agreement. Each Option granted to a
   Recipient shall be evidenced by an Option Agreement. The terms of the Option Agreement need not be identical for different Recipients or for the same Recipient if awarded more than one Option. The Option Agreement shall contain such provisions as the Committee deems appropriate and shall include a description of the substance of each of the requirements in this Section 6.

      (b) Designation of Type of Option. Each Option Agreement shall state on its face whether the Option is intended to be a "tax qualified," incentive stock option under Code Section 422, or a "nonqualified," stock option subject to Code
   Section 83.

      (c) Number of Shares. Each Option Agreement shall specify the number of Shares that the Recipient may purchase upon exercise of the Option. No Recipient shall be granted, in any calendar year, Options to purchase more than 1,000,000 Shares. The limitation described in this Section 6(c) shall be adjusted proportionately in accordance with Section 9 of the Plan. If an Option is canceled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 9 of the Plan), the canceled Option will be counted against the limitation described in this Section 6(c).

      (d) Exercise Price.

          (i) Incentive Stock Options. Except as otherwise provided in subsection 6(d)(iii) or subsection 6(m) of the Plan, the exercise price of each Share subject to an Incentive Stock Option shall equal the exercise price designated by the Committee, but shall not be less than the Fair Market Value of the Share on the Date of Grant.

          (ii) Non-Qualified Stock Options. Except as otherwise provided in subsection 6(d)(iii) of the Plan or in this subsection 6(d)(ii), in the case of Options intended to be "nonqualified" stock options issued to Employees, the exercise price shall be at least one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date, such that the amount of compensation such Recipient/Employee shall realize on exercise shall be based solely on the increase in the value of the Shares subsequent to the Grant Date, as required by Regulation
      Section 1.162-27. Notwithstanding the foregoing, such exercise price may be less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date if the amount below Fair Market Value is attributable to the attainment of a performance goal that satisfies the requirements of Regulation Section 1.162-27 and Code
      Section 162(m), or any successor statute or Regulation regarding the same subject matter. The exercise price of "Non-Qualified Stock Options" issued to non-employees shall equal the exercise price designated by the Committee. Notwithstanding the foregoing, in no event will the exercise price of a Non-Qualified Stock Option be less than the par value of the Common Stock on the Grant Date.

          (iii) Exceptions. Any Option that is (1) granted to a Recipient in connection with an acquisition ("Acquisition"), however effected, by the Company of another corporation or entity ("Acquired Entity") or the assets thereof, (2) associated with an option to purchase shares of stock or other equity interest of the Acquired Entity or an affiliate thereof ("Acquired Entity Option") held by such Recipient immediately prior to such Acquisition, and (3) intended to preserve for the Recipient the economic value of all or a portion of such Acquired Entity Option, may be granted with such exercise price as the Committee determines to be necessary to achieve such preservation of economic value. Any Non-Qualified Option that is granted to a Recipient not previously employed by the Company, or a parent or subsidiary of the Company, as a material inducement to the Recipient's commencing employment with the Company may be granted with such exercise price as the Committee determines to be necessary to provide such material inducement.
     (e) Duration of Option.
           (i) Incentive Stock Option. Except as otherwise provided in Section 6, an Incentive Stock Option shall expire on the earlier of the tenth anniversary of the Date of Grant or the date set by the Committee on the Date of Grant.

          (ii) Non-Qualified Stock Option. Except as otherwise provided in this Section 6, a Non-Qualified Stock Option shall expire on the tenth anniversary of its Date of Grant or, at such earlier or later date set by the Committee on the Date of Grant.

      (f) Vesting of Option. Each Option Agreement shall specify the vesting schedule applicable to the Option. The Committee, in its sole discretion, may accelerate the vesting of any Option at any time.

      (g) Death. If a Recipient dies, an Option granted to the Recipient shall expire on the earlier of the one-year anniversary of the date of the Recipient's death or the date specified in Section 6(e) of the Plan. During the one-year period following the Recipient's death, the Option may be exercised by the beneficiary or the estate of the Recipient to the extent it could have been exercised at the time the Recipient died, subject to any adjustment under Section 9 of the Plan.

      (h) Disability. If the Recipient terminates employment with the Company because of his Disability, an Option granted to the Recipient shall expire on the earlier of the one-year anniversary of the Recipient's last day of employment with the Company or the date specified in Section 6(e) of the Plan. During the one-year period following the Recipient's termination of employment by reason of Disability, the Option may be exercised as to the number of Shares for which it could have been exercised at the time the Recipient became disabled, subject to any adjustments under Section 9 of the Plan.

      (i) Retirement. If the Recipient terminates employment with the Company by reason of normal retirement under the Company's retirement policies, an Option granted to the Recipient shall expire on the earlier of 90 days after the Recipient's last day of employment or the date specified in
   Section 6(e) of the Plan. During the 90 day period following the Recipient's normal retirement, the Option may be exercised as to the number of Shares for which the Option would have been exercisable on the retirement date, subject to any adjustment under Section 9 of the Plan.

      (j) Termination of Service. Subject to Section 6(e) of the Plan, if the Recipient's employment with the Company terminates for any reason other than death, Disability or retirement, an Option granted to the Recipient shall expire 30 days after the Recipient's last day of employment, unless the Committee sets a later expiration date on the Date of Grant. The Committee may not delay the expiration of an Incentive Stock Option more than 90 days after termination of the Recipient's employment. During any delay of the expiration date, the Option shall be exercisable only to the extent it is exercisable on the date the Recipient's employment terminates, subject to any adjustment under
   Section 9 of the Plan.

      (k) Cause. Notwithstanding any provisions set forth in the Plan, if the Recipient (i) commits any act of malfeasance or wrongdoing affecting the Company or any parent or subsidiary,
   (ii) breaches any covenant not to compete or employment agreement with the Company, or (iii) willfully and continuously fails to perform substantially his duties with the Company (other than any failure due to the Recipient's death or Disability), any unexercised portion of the Option shall expire immediately upon the earlier of the occurrence of such event or the last day the Recipient is employed by the Company. No act or failure to act shall be deemed willful unless the Recipient acts or fails to act not in good faith and without reasonable belief that his action or failure is in the best interest of the Company.

      (l) Conditions Required for Exercise. An Option is exercisable only to the extent it is vested according to the terms of the Option Agreement. Furthermore, an Option is exercisable only if the issuance of Shares upon exercise would comply with applicable securities laws. Each Option Agreement shall specify any additional conditions required for the exercise of the Option, such as the execution of a Stock Restriction Agreement by the Recipient in a form specified by the Company.

      (m) Ten Percent Shareholders. An Incentive Stock Option granted to an individual who, on the Date of Grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company, shall have an exercise price of 110 percent of Fair Market Value on the Date of Grant and shall be exercisable only during the five-year period immediately following the Date of Grant. For purposes of calculating stock ownership of any person, the attribution rules of Code Section 424(d) shall apply, and any stock that such person may purchase under outstanding options shall not be considered.

      (n) Maximum Option Grants. The aggregate Fair Market Value, determined on the Date of Grant, of Shares with respect to which any Incentive Stock Options under the Plan and all other plans of the Company become exercisable by any individual for the first time in any calendar year shall not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall be deemed a Non-Qualified Stock Option.

      (o) Method of Exercise. An Option shall be deemed exercised when the person entitled to exercise the Option (i) delivers written notice to the Secretary of the Company (or his delegate, in his absence) of the decision to exercise,
   (ii) concurrently tenders to the Company full payment for the Shares to be purchased pursuant to the exercise, and (iii) complies with any other requirements in the Recipient's Option Agreement and such other reasonable requirements as the Committee establishes pursuant to Section 8 of the Plan. The Committee shall determine the acceptable form of consideration for exercising an Option, including the method of payment. The acceptable form of consideration may consist of any combination of cash, certified check in an amount equal to the full exercise price, wire transfer or, subject to the approval of the Committee: (i) pursuant to Section 6(p) of the Plan, promissory note; (ii) Shares for which the holder thereof has good title, free and clear of all liens and encumbrances, and that such holder either has held for at least six months or has purchased on the open market; (iii) pursuant to procedures approved by the Committee, through the sale of the Shares acquired on exercise of the Option through a broker-dealer to whom the Recipient has submitted an irrevocable notice of exercise and irrevocable instructions to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay the exercise price, together with, if requested by the Company, the amount of federal, state, local or foreign withholding taxes payable by the Recipient by reason of such exercise, or through simultaneous sale through a broker of Shares acquired upon exercise. No person shall have the rights of a shareholder with respect to Shares subject to an Option until a certificate or certificates for the Shares have been delivered to him. A partial exercise of an Option shall not affect the holder's right to exercise the remainder of the Option from time to time in accordance with the Plan.

      (p) Loan from Company to Exercise Option. The Committee may, in its discretion and subject to the requirements of applicable law, recommend to the Company that it lend the Recipient the funds needed by the Recipient to exercise an Option. The Recipient shall apply to the Company for the loan, completing the forms and providing the information required by the Company. The loan shall be secured by such collateral as the Company may require, subject to its underwriting requirements and the requirements of applicable law. The Recipient shall execute a promissory note and any other documents deemed necessary by the Company.

      (q) Designation of Beneficiary. Each Recipient may file with the Company a written designation of a beneficiary to receive the Recipient's Options in the event of the Recipient's death prior to full exercise of such Options. If the Recipient does not designate a beneficiary, or if the designated beneficiary does not survive the Recipient, the Recipient's estate shall be his beneficiary. Recipients may, by written notice to the Company, change a beneficiary designation.

      (r) Nontransferability of Option.

          (i) Except as provided in subsection 6(r)(iii) below, each Option shall be exercisable only by the Recipient during the Recipient's lifetime, or, if permissible under applicable law, by the Recipient's guardian or legal representative.

          (ii) Except as provided in subsection 6(r)(iii) below, no Option (prior to the time, if applicable, Shares are issued in respect of such Option), and no right under any Option, may be assigned, alienated, pledged, attached, sold or otherwise transferred to encumbered by a Recipient otherwise than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company; provided, that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

          (iii) To the extent and in the manner permitted by applicable law, and to the extent and in the manner permitted by the Committee, and subject to such terms and conditions as may be prescribed by the Committee, a Recipient may transfer a Non-Qualified Stock Option to:

              (A) a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of the Recipient (including adoptive relationships);

              (B) any person sharing the Recipient's household
           (other than a tenant or employee);

              (C) a trust in which persons described in (A) and
           (B) have more than 50 percent of the beneficial interest;

              (D) a foundation in which persons described in (A) or (B) or the Recipient control the management of assets; or

              (E) any other entity in which the persons described in (A) or (B) or the Recipient own more than 50 percent of the voting interests;

           provided such transfer is not for value. The following shall not be considered transfers for value: a transfer under a domestic relations order in settlement of marital property rights, and a transfer to an entity in which more than 50 percent of the voting interests are owned by persons described in
           (A) above or the Recipient, in exchange for an interest in such entity.

      (s) Change of Control. In the event of a Change of Control, the portion of any outstanding Option that is not yet vested and/or exercisable, shall become fully vested and exercisable on the date immediately prior to the consummation of such Change of Control or such other date prior to such Change of Control as determined by the Board; provided, however that such accelerated vesting and exercisability shall be subject to such additional terms, conditions, requirements or restrictions as the Board may determine in its sole discretion, except, however, that the Board shall not impose any such additional terms, conditions, requirements or restrictions if the Board determines that Recipient will be terminated from his current position as a result of or in connection with such Change of Control. If a Change of Control occurs, the Committee in its discretion may, at the time an Option is awarded or at any time thereafter, take one or more of the following actions: (i) provide for payment to the Recipient of cash or other property with a Fair Market Value equal to the amount that would have been received upon the exercise of the Option had the Option been exercised or paid upon the Change of Control,
   (ii) adjust the terms of the Option in a manner determined by the Committee to reflect the Change of Control, (iii) cause the Option to be assumed, or new rights substituted therefor, by another entity, (iv) make such other provision as the Committee may consider equitable to Recipients and in the best interests of the Company, or (v) designate a date when each outstanding Option, if not exercised, shall terminate; provided however, that such a date shall not be so designated unless the Committee provides at least 30 days advance written notice of the date of termination to each Recipient. In any such event, all other provisions, terms and conditions of this Plan shall remain in full force and effect and the Committee is expressly authorized to take the action described in the preceding sentence and to amend this Plan or take such other actions as may be necessary, appropriate or incidental to the actions described above.

   7. Stock Appreciation Rights. The Committee may award SARs covering Shares to Recipients in such amounts as the Committee determines in its sole discretion. A SAR may be granted in tandem with an Option (at or after the grant of the Option), or alone and unrelated to an Option. Each SAR granted to a Recipient will satisfy the following requirements:

            (a) Written Agreement. Each SAR granted to a Recipient shall be evidenced by a SAR Agreement. The terms of the SAR Agreement need not be identical for different Recipients or the same Recipient if awarded more than one SAR. The SAR Agreement shall contain such provisions as the Committee deems appropriate and shall include a description of the substance of each of the requirements in this Section 7.

             (b) Number of Shares. Each SAR Agreement shall specify the number of Shares covered by the SAR granted to the Recipient. No Recipient shall be granted, in any calendar year, SARs covering more than 1,000,000 Shares. The limitation described in this Section 7(b) shall be adjusted proportionately in accordance with Section 9 of the Plan. If a SAR is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 9 of the Plan), the canceled SAR will be counted against the limitation described in this Section 7(b).

             (c) Exercise Price. The exercise price of the SAR shall be at least one hundred percent (100%) of the Fair
Market Value of a Share on the Grant Date.

             (d) Value and Settlement of SAR. Upon exercise of all or a specified portion of the SAR, the Grantee shall be entitled to receive Shares with an aggregate Fair Market Value on the date of exercise of the SAR equal to the amount determined by multiplying (i) a specified percentage of the amount (if any) by which the Fair Market Value of a Share on the date of exercise of the SAR exceeds the SAR exercise price, by (ii) the number of Shares with respect to which the SAR shall have been exercised.

              (e)      Duration  of  SAR.   Except  as  otherwise
provided in this Section 7, a SAR shall expire on the tenth anniversary of its Date of Grant or, at such earlier or later date set by the Committee on the Date of Grant.

             (f)      Vesting  of SAR.  Each SAR Agreement  shall
specify  the  vesting  schedule  applicable  to  the  SAR.    The
Committee, in its sole and absolute discretion, may accelerate the vesting of any SAR at any time.

            (g) Death. If a Recipient dies, a SAR granted to the Recipient shall expire on the earlier of the one-year anniversary of the Recipient's death or the date specified in
Section 7(e) of the Plan. During the period following the Recipient's death, the SAR may be exercised by the beneficiary or the estate of the Recipient to the extent it could have been exercised at the time the Recipient died, subject to any adjustment under Section 9 of the Plan.

             (h) Disability. If the Recipient terminates employment with the Company because of his Disability, a SAR granted to the Recipient shall expire on the earlier of the one-year anniversary date of the Recipient's last day of employment or the date specified in Section 7(e) of the Plan. During the one-year period following the Recipient's termination of employment by reason of Disability, the SAR may be exercised to the extent it could have been exercised at the time the Recipient became disabled, subject to any adjustments under Section 9 of the Plan.

             (i) Retirement. If the Recipient's employment terminates by reason of normal retirement under the Company's retirement policies, a SAR granted to the Recipient shall expire on the earlier of 90 days after the last day of employment or the date specified in Section 7(e) of the Plan. During the 90-day period following the Recipient's normal retirement, the SAR may be exercised to the extent it would have been exercisable on the retirement date, subject to any adjustment under Section 9 of the Plan.

             (j) Termination of Service. Subject to Section 7(e) of the Plan, if the Recipient's employment with the Company terminates for any reason other than death, Disability, or retirement, a SAR granted to the Recipient shall 30 days after Recipient's last day of employment, unless the Committee sets a later expiration date on the Date of Grant. During any delay of the expiration date, the SAR shall be exercisable only to the extent it is exercisable on the date the Recipient's employment terminates, subject to any adjustment under Section 9 of the Plan.

             (k) Cause. Notwithstanding any provisions set forth herein or in the Plan, if the Recipient (i) commits any act of malfeasance or wrongdoing affecting the Company or any parent or subsidiary, (ii) breaches any covenant not to compete or employment agreement with the Company, or (iii) willfully and continuously fails to perform substantially his duties with the Company (other than any failure due to the Recipient's death or Disability), any unexercised part of the SAR shall expire immediately upon the earlier of the occurrence of such event or the last day the Recipient is employed by the Company. No act or failure to act shall be deemed willful unless the Recipient acts or fails to act not in good faith and without reasonable belief that his action or failure is in the best interest of the Company.

             (l) Conditions Required for Exercise. A SAR is exercisable only to the extent it is vested according to the terms of the SAR Agreement. Furthermore, a SAR is exercisable only if the issuance of Shares upon exercise would comply with applicable securities laws. Each SAR Agreement shall specify any additional conditions required for the exercise of the SAR.

            (m) Method of Exercise. A SAR granted under this Plan shall be deemed exercised when the person entitled to exercise the SAR delivers written notice to the President of the Company (or his delegate, in his absence) of the decision to exercise, and complies with such other reasonable requirements as the Committee establishes pursuant to Section 8 of the Plan. A partial exercise of a SAR will not affect the holder's right to exercise the SAR from time to time in accordance with this Plan as to the remaining Shares subject to the SAR.

             (n) Designation of Beneficiary. Each Recipient may file with the Company a written designation of a beneficiary to receive the Recipient's SARs in the event of the Recipient's death prior to full exercise of such SARs. If the Recipient does not designate a beneficiary, or if the designated beneficiary does not survive the Recipient, the Recipient's estate shall be his beneficiary. Recipients may, by written notice to the Company, change a beneficiary designation.

       (o)  Nontransferability of SARS.

             (i) Except as provided in subsection 7(o)(iii) below, each SAR shall be exercisable only by the Recipient during the Recipient's lifetime, or, if permissible under applicable law, by the Recipient's guardian or legal representative.

             (ii) Except as provided in subsection 7(o)(iii) below, no SAR (prior to the time, if applicable, Shares are issued in respect of such SAR), and no right under any SAR, may be assigned, alienated, pledged, attached, sold or otherwise transferred to encumbered by a Recipient otherwise than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company; provided, that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

             (iii) To the extent and in the manner permitted by applicable law, and to the extent and in the manner permitted by the Committee, and subject to such terms and conditions as may be prescribed by the Committee, a Recipient may transfer a SAR to:

                (A) a child, stepchild, grandchild, parent,
             stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of the Recipient (including adoptive relationships);

                (B) any person sharing the Recipient's household
             (other than a tenant or employee);

                (C) a trust in which persons described in (A)
             and (B) have more than 50 percent of the beneficial interest;

                (D) a foundation in which persons described in
             (A) or (B) or the Recipient control the management of assets; or

                (E) any other entity in which the persons
             described in (A) or (B) or the Recipient own more than 50 percent of the voting interests;

           provided such transfer is not for value. The following shall not be considered transfers for value: a transfer under a domestic relations order in settlement of marital property rights, and a transfer to an entity in which more than 50 percent of the voting interests are owned by persons described in
           (A) above or the Recipient, in exchange for an interest in such entity.

           (p) Change of Control. In the event of a Change of Control, any portion of an outstanding SAR that is not yet vested and/or exercisable, shall become fully vested and exercisable on the date immediately prior to the consummation of such Change of Control or such other date prior to such Change of Control as determined by the Board; provided, however that such accelerated vesting and exercisability shall be subject to such additional terms, conditions, requirements or restrictions as the Board may determine in its sole discretion, except, however, that the Board shall not impose any such additional terms, conditions, requirements or restrictions if the Board determines that Recipient will be terminated from his current position as a result of or in connection with such Change of Control. If a Change of Control occurs, the Committee in its discretion may, at the time a SAR is awarded or at any time thereafter, take one or more of the following actions: (i) provide for payment to the Recipient of cash or other property with a Fair Market Value equal to the amount that would have been received upon the exercise of the SAR had the SAR been exercised or paid upon the Change of Control, (ii) adjust the terms of the SAR in a manner determined by the Committee to reflect the Change of Control,
(iii) cause the SAR to be assumed, or new rights substituted therefor, by another entity, (iv) make such other provision as the Committee may consider equitable to Recipients and in the best interests of the Company, or (v) designate a date when each outstanding SAR, if not exercised, shall terminate; provided however, that such a date shall not be so designated unless the Committee provides at least 30 days advance written notice of the date of termination to each Recipient. In any such event, all other provisions, terms and conditions of this Plan shall remain in full force and effect and the Committee is expressly authorized to take the action described in the preceding sentence and to amend this Plan or take such other actions as may be necessary, appropriate or incidental to the actions described above.

   8. Taxes; Compliance with Law; Approval of Regulatory Bodies; Legends. The Company shall have the right to withhold from payments otherwise due and owing to the Recipient or his beneficiary or to require the Recipient or his beneficiary to remit to the Company in cash upon demand an amount sufficient to satisfy any federal (including FICA and FUTA amounts), state, and/or local withholding tax requirements at the time the Recipient or his beneficiary recognizes income for federal, state, and/or local tax purposes with respect to any Option or SAR.

   The Board may grant Options and SARs and the Company may deliver Shares under the Plan only in compliance with all applicable federal and state laws and regulations and the rules of all stock exchanges on which the Company's stock is listed at any time. An Option or SAR is exercisable only if either (i) a registration statement pertaining to the Shares to be issued upon exercise of the Option or SAR has been filed with and declared effective by the Securities and Exchange Commission and remains effective on the date of exercise, or (ii) an exemption from the registration requirements of applicable securities laws is available. The Plan does not require the Company, however, to file such a registration statement or to assure the availability of such exemptions. Any certificate issued to evidence Shares issued under the Plan may bear such legends and statements, and shall be subject to such transfer restrictions, as the Board deems advisable to assure compliance with federal and state laws and regulations and with the requirements of this Section 8. No Option or SAR may be exercised, and Shares may not be issued under the Plan, until the Company has obtained the consent or approval of every regulatory body, federal or state, having jurisdiction over such matters as the Board deems advisable.

   Each person who acquires the right to exercise an Option or SAR or to ownership of Shares by bequest or inheritance may be required by the Board to furnish reasonable evidence of ownership of the Option or SAR as a condition to his exercise of the Option or SAR or receipt of Shares. In addition, the Board may require such consents and releases of taxing authorities as the Board deems advisable.

   With respect to persons subject to Section 16 of the 1934
Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 under the 1934 Act, as such Rule may be amended from time to time, or its successor under the 1934 Act. To the extent any provision of the Plan or action by the Board or the Company fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board.

   9. Adjustments.

      (a) If a stock dividend, stock split, share combination, exchange of shares, recapitalization, consolidation, spin-off, reorganization, or liquidation of or by the Company shall occur, the Board shall adjust the number and class of Shares for which Options and SARs are authorized to be granted, the number and class of Shares then subject to Options and SARs previously granted, and the price per Share payable upon exercise of each Option and the exercise price of each SAR to the extent the Board deems appropriate to reflect the applicable transaction.

      (b) The Board or the Committee may also adjust the number of Shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration material changes in accounting practices or principles, extraordinary dividends, acquisitions or dispositions of stock or property or any other event if it is determined by the Board of the Committee that such adjustment is appropriate to avoid distortion in the operation of the Plan, provided that no such adjustment shall be made in the case of an Incentive Stock Option, without the consent of the Recipient, if it would constitute a modification, extension or renewal of the Option within the meaning of Section 424(h) of the Code.

   10. Liability of the Company. The Company shall not be liable to any person for any tax consequences incurred by a Recipient or other person with respect to an Option or SAR.

   11. Indemnity of Board or Committee. The Company hereby indemnifies and holds harmless the members of the Board or the Committee against all liability and expenses (including reasonable attorney, paralegal, and professional fees and court costs) arising from any threatened, pending or completed action, suit, proceeding (including administrative proceedings or investigations) or appeal, incurred by reason of the fact that such individual is or was a member of the Board (for the purposes of administration of the Plan) or the Committee, provided that such individual (i) acted, in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the Company as well as the Employees, directors, outside consultants and Recipients, or (ii) with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

   12. Amendment and Termination of Plan. The Board may alter, amend, suspend or terminate the Plan, provided that no such action shall deprive a Recipient, without his consent, of any Option or SAR granted to the Recipient pursuant to the Plan or of any of his/her rights under such Option or SAR. The Board shall obtain shareholder approval of any amendment of the Plan or any Option or SAR to the extent the Board determines that it is desirable to obtain approval of the Company's shareholders, to qualify for exemption under Rule 16b-3, to retain eligibility for exemption from the limitations of Code Section 162(m), to have available the ability for Options to qualify under Code
Section 422 as Incentive Stock Options, to comply with the requirements of any exchange or quotation system on which the Common Stock is listed or quoted, or for any other purpose the Board deems appropriate.

   13. Trading Policy Restrictions. Option and SAR exercises under the Plan shall be subject at all times to the Company's insider trading policy related restrictions, terms and conditions as may be established by the Board, or any committee thereof, from time to time.

   14. Expenses of Plan. The Company shall bear the expenses of administering the Plan.

   15. Duration of Plan. Options and SARs may be granted only during the 10 years immediately following the original effective date of the Plan.

   16. Notices. All notices to the Company shall be in writing and shall be delivered to the Secretary of the Company. All notices to a Recipient shall be delivered personally or mailed to the Recipient at his address appearing in the Company's personnel records. The address of any person may be changed at any time by written notice given in accordance with this Section 16.

   17. Applicable Law. The validity, interpretation, and enforcement of the Plan are governed in all respects by the laws of Delaware and the United States of America.

   18. Effective Date. The effective date of the Plan shall be the earlier of (i) the date on which the Board adopts the Plan or
(ii) the date on which the shareholders approve the Plan.

Date Plan amended and restated by the Board of Directors:
February 22, 2006




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